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                                                                   EXHIBIT 99.5


                              SHAREHOLDER AGREEMENT

         SHAREHOLDER AGREEMENT, dated as of November 9, 2001, by and between Enron Corp., an Oregon corporation ("ENRON"), and Charles L. Watson ("SHAREHOLDER").

         WHEREAS, concurrently herewith, Dynegy Inc. ("DYNEGY"), Enron and certain other entities are entering into an Agreement and Plan of Merger (as amended or supplemented from time to time, the "MERGER AGREEMENT;" capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

         WHEREAS, as of September 30, 2001, Shareholder owns and/or has the power to vote, as applicable, the number and type of Shares (as defined in Section 5) set forth in Schedule I hereto;

         WHEREAS, the Board of Directors of Dynegy has, prior to the execution of this Agreement, approved and adopted the Merger Agreement, and such approvals and adoption have not been withdrawn;

         WHEREAS, approval of the Merger Agreement by Dynegy's shareholders is a condition to the consummation of the Mergers; and

         WHEREAS, as a condition to its entering into the Merger Agreement, Enron has required that Shareholder agrees, and Shareholder has so agreed, to enter into this Agreement.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         Section 1. Agreement to Vote. (a) Unless the Dynegy Board of Directors shall have withdrawn its recommendation in favor of the Mergers, Shareholder hereby agrees to attend the meeting of Dynegy shareholders at which the matters contemplated by the Merger Agreement or this Agreement are to be presented to a vote of shareholders of Dynegy, in person or by proxy, and to vote (or cause to be voted) all Shares and any other voting securities of Dynegy that Shareholder, directly or indirectly, owns or has the right to vote or direct the voting of (including any such securities acquired hereafter but excluding any Shares or other securities Shareholder has the right to acquire but has not acquired) (collectively, the "COVERED SHARES") for approval and adoption of the following:
(i) the Merger Agreement and (ii) any related action reasonably required in furtherance thereof. Unless the Dynegy Board of Directors shall have withdrawn its recommendation in favor of the Mergers, Shareholder hereby further agrees that until the Termination Date (as defined in Section 1(b)), he shall, from time to time, in connection with any consent solicitation relating to the Merger Agreement, timely execute and deliver (or cause to be timely executed and delivered) a written consent with respect to any Covered Shares in favor of the approval and adoption of the Merger Agreement and any action required in furtherance thereof.

         (b) From and after the date hereof until the Termination Date, unless the Dynegy Board of Directors shall have withdrawn its recommendation of the Mergers, Shareholder hereby agrees



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to vote (or cause to be voted) any Covered Shares against any Dynegy Acquisition
Proposal and any related action reasonably required in furtherance thereof, at any meeting of shareholders of Dynegy (including any adjournments or postponements thereof) called to consider and vote on any Dynegy Acquisition Proposal. Shareholder further agrees that, until the Termination Date, in connection with any consent solicitation relating to a Dynegy Acquisition Proposal, Shareholder will timely execute and deliver (or cause to be timely executed and delivered) a written consent with respect to any Covered Shares against any Dynegy Acquisition Proposal as contemplated by the immediately preceding sentence. For purposes hereof, the term "TERMINATION DATE" shall mean the first to occur of (a) the termination of the Merger Agreement and (b) the date of consummation of the Mergers.

         (c) Shareholder hereby revokes any and all previous proxies with respect to any Covered Shares.

         (d) Nothing herein contained shall (i) restrict, limit or prohibit Shareholder, who is a director and officer of Dynegy, from exercising (in his capacity as a director or officer) his fiduciary duties to the shareholders of Dynegy under applicable law, or (ii) require Shareholder, in his capacity as an officer of Dynegy, to take any action in contravention of, or omit to take any action pursuant to, or otherwise take or refrain from taking any actions which are inconsistent with, instructions or directions of the Board of Directors of Dynegy undertaken in the exercise of his fiduciary duties, provided that nothing in this Section 1(d) shall relieve or be deemed to relieve Shareholder from his obligations under Sections 1 or 2.

         Section 2. Disposition of Shares. From and after the date hereof until the Termination Date, Shareholder hereby agrees that he will not, directly or indirectly, sell, pledge, encumber, grant any proxy or enter into any voting or similar agreement with respect to, transfer or otherwise dispose of (collectively, "TRANSFER"), or agree or contract to Transfer, any Covered Shares (or any interest therein) with respect to which Shareholder, directly or indirectly, controls the right to Transfer; provided, however, that Shareholder may Transfer his respective Covered Shares to an Affiliate (as defined below) of Shareholder provided that such Affiliate agrees to be subject to the terms and conditions set forth in this Agreement. For purposes of this Agreement, "AFFILIATE" shall mean any corporation, partnership, limited liability company or other entity that Shareholder directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Shareholder.

         Section 3. Other Covenants and Agreements. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement. Without limiting the generality of the foregoing, neither party shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) or take any other action (or fail to take any other action) if such action (or failure) would materially impair the ability of any party to effectuate, carry out or comply with all the terms of this Agreement. Enron hereby agrees to cooperate with Shareholder in connection with any filings required to be made by Shareholder in connection with the Mergers and the transactions contemplated thereby.


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

         Section 4. Representations and Warranties of Enron. Enron represents and warrants to Shareholder as follows: (a) each of this Agreement and the Merger Agreement has been approved by the Board of Directors of Enron, representing all necessary corporate action on the part of Enron, except for the approval of Enron's shareholders contemplated by the Merger Agreement, (b) each of this Agreement and the Merger Agreement has been duly executed and delivered by a duly authorized officer of Enron, and (c) each of this Agreement and the Merger Agreement constitutes a valid and binding agreement of Enron, enforceable against Enron.

         Section 5. Representations and Warranties of Shareholder. Shareholder represents and warrants to Enron as follows: (a) Shareholder has the requisite competence and authority to execute and deliver this Agreement, (b) this Agreement has been duly executed and delivered by Shareholder, (c) this Agreement constitutes the valid and binding agreement of such Shareholder, (d) Shareholder has the full power and authority to vote, or execute a consent, with respect to, all Covered Shares as contemplated hereby, (e) the securities of Dynegy listed next to the name of Shareholder on Schedule I hereto are the only securities of Dynegy owned by Shareholder and over which Shareholder has the power to vote (or direct the voting) (collectively, the "SHARES"), (f) Shareholder is the lawful owner of the Shares listed on Schedule I as owned by him, free and clear of all liens, charges, encumbrances and commitments of every kind, other than this Agreement, and has the power to vote (including by an irrevocable power to vote or execution of a consent) such Shares without any actions on the part of any other party, and (g) the execution and delivery by Shareholder of this Agreement does not violate or breach any law, contract, instrument, agreement or arrangement to which Shareholder is a party or by which Shareholder is bound, except to the extent such violation or breach does not prevent or delay performance of such Shareholder's obligations hereunder.

         Section 6. Effectiveness. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been duly executed and delivered by the parties thereto. Any amendment or change to the Merger Agreement that (i) changes the Merger Ratio, (ii) adds any cash or other consideration to be paid to holders of Enron Common Stock, (iii) changes the termination date of the Merger Agreement, or (iv) materially adversely affects the Shareholder, will nullify the effectiveness of this Agreement and this Agreement shall terminate immediately.

         Section 7. Miscellaneous.

         (a) Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or three days after being mailed by courier service that guarantees overnight delivery, in each case to the applicable addresses set forth below:



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         If to Enron:

            Enron Corp.
            1400 Smith Street
            Houston, Texas 77002
            Attention:  General Counsel
            Telecopy: (713) 853-6161

         with copy to:

            Vinson & Elkins, L.L.P.
            101 Fannin, Suite 2300
            Houston, Texas  77002-6760
            Attention:  William E. Joor III, Esq.
                        Scott N. Wulfe, Esq.
            Telecopy: (713) 758-2346

            If to the Shareholder:

            Charles L. Watson
            1000 Louisiana Street
            Suite 6700
            Houston, TX  77002
            Telecopy: (713) 507-6400

         and:

            Baker Botts L.L.P.
            One Shell Plaza
            910 Louisiana
            Houston, Texas 77002-4995
            Attention:  R. Joel Swanson, Esq.
                        J. David Kirkland, Jr., Esq.
            Telecopy: (713) 229-1522

         and:

            Akin, Gump, Strauss, Hauer & Feld, L.L.P.
            711 Louisiana Street, 19th Floor
            Houston, TX  77002
            Attention:  Robert Allen
            Telecopy:  (713) 236-0822

or to such other address as such party shall have designated by notice so given to each other party.

         (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Enron and Shareholder.


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         (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective heirs, successors and assigns, including without limitation any corporate successor by merger or otherwise, or any party succeeding to the ownership of (or power to vote) any Covered Shares.

         (d) Entire Agreement. This Agreement (together with the Merger Agreement) embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement and the Merger Agreement.

         (e) Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other party or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

         (f) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or its right to exercise any such or other right, power or remedy or to demand such compliance.

         (i) Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

         (j) Jurisdiction. Each party (a) consents to submit himself or itself to the personal jurisdiction of any federal court located in the State of Texas or any Texas state court if any



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action, suit or proceeding arises in connection with this Agreement and (b)
agrees that he or it will not attempt to defeat or deny such personal jurisdiction by motion or other request for leave from any such court. Each party hereto hereby waives any right to a trial by jury in connection with any such action.

         (k) Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Illinois to the fullest extent possible.

         (l) Name, Captions, Gender. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         (n) Expenses. Enron and Shareholder shall bear his or its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.



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         IN WITNESS WHEREOF, the parties have duly executed this Shareholder
Agreement as of the date first above written.


                                  ENRON CORP.


                                  By:     /s/ RAYMOND M. BOWEN, JR.
                                     ------------------------------------------
                                  Name:   Raymond M. Bowen, Jr.
                                       ----------------------------------------
                                  Title:  Executive Vice President -
                                          Finance and Treasurer
                                        ---------------------------------------


                                  SHAREHOLDER

                                  /s/ CHARLES L. WATSON
                                  ---------------------------------------------
                                  Charles L. Watson




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                                   SCHEDULE I

                                     SHARES

Dynegy Class A Common Stock        8,504,816

























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